Exhibit 99.1

GLOBAL SPAC PARTNERS ANNOUNCES MAILING OF ITS EXTENSION DEFINITIVE PROXY STATEMENT, SETTING A SHAREHOLDER MEETING ON APRIL 11, 2022, AND ENGAGEMENT OF CAPITAL MARKETS ADVISORS

New York, NY, March 31, 2022 (GLOBE NEWSWIRE) -- Global SPAC Partners Co. (“Global”) (Nasdaq: “GLSPU” for units, “GLSPT” for subunits and “GLSPW” for warrants) announces the mailing of a definitive proxy statement, dated March 28, 2022 (the “Extension Proxy Statement”), to hold an extraordinary general meeting on April 11, 2022 to extend the date by which Global must consummate an initial business combination to on or before July 13, 2022 (the “Extended Date”) (the “Extension”). Global commenced mailing of the Extension Proxy Statement on March 28, 2022.

Global has previously announced the proposed transactions (the “Transactions”) with Gorilla Technology Group Inc. (“Gorilla”). As further detailed in the Extension Proxy Statement, if the proposed Extension is approved, Gorilla has agreed to contribute to Global as a loan of $0.03 into the trust account for each public subunit that is not redeemed, for each calendar month (commencing on April 14, 2022 and ending on the 13th day of each subsequent month), or portion thereof, that is needed by Global to complete an initial business combination from April 13, 2022 (the date by which Global is currently required to complete its initial business combination) until the Extended Date. For any holder of Global subunits who elects to redeem the Class A ordinary shares underlying the Global subunit for cash in the trust account, the ¼ warrant underlying the subunit will be forfeited automatically.

Global’s shareholders and other interested persons are advised to read the Extension Proxy Statement. Shareholders are also able to obtain copies of the Extension Proxy Statement and other relevant materials filed with the Securities and Exchange (the “SEC”), without charge, at the SEC’s web site at www.sec.gov, or by directing a request to Global’s proxy solicitation agent at the following address and telephone number: Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198, Attn: Karen Smith, Toll Free Telephone: (877) 870-8565, Main Telephone: (206) 870-8565, E-mail: ksmith@advantageproxy.com.

Global further announces that it has engaged Cantor Fitzgerald & Co. and Northland Securities, Inc. as capital markets advisors to assist with investor meetings, market feedback and other capital market advisory services for Global’s initial business combination.

Transactions Overview

On December 21, 2021, Global entered into a definitive Business Combination Agreement, dated as of (the “Business Combination Agreement”), with Gorilla and Gorilla Merger Sub, Inc., a Cayman Islands exempted company and a wholly owned subsidiary of Gorilla (“Merger Sub”). Pursuant to the Business Combination Agreement, Merger Sub will merge with and into Global, with Global surviving the merger (the “Merger”). As a result, upon consummation of the Merger and the other transactions contemplated by the Business Combination Agreement (the “Transactions”), Global will become a wholly owned subsidiary of Gorilla, with the securityholders of Global becoming securityholders of Gorilla.

On February 10, 2022, Global announced that it had entered into subscription agreements with experienced institutional accredited investors (the “PIPE Investors”) to purchase $50.5 million of private placement securities in Global (the “PIPE”), in connection with the closing of Transactions. The PIPE consists of the sale of subunits of Global at a price of $10.10 per subunit (“PIPE subunits”), with each PIPE subunit identical to the subunits included as part of the public units sold in Global’s initial public offering. The number of PIPE subunits the PIPE Investors are required to purchase is subject to reduction to the extent they purchase Global subunits in the open market or privately negotiated transactions with third parties and hold and do not redeem such subunits in connection with any redemption conducted by Global. The purchase of the PIPE subunits will be consummated immediately prior to the closing of the Transactions, with such PIPE subunits immediately being cancelled in connection with the closing of the Transactions and in consideration for newly issued Gorilla ordinary shares and warrants. The closing of the PIPE is conditioned upon the completion of the Transactions, which is subject, among other matters, to approval of the equityholders of Global and Gorilla.

The board of directors of the post-Transactions company (the “Company”) is expected to consist of Jay Chandan, as Executive Chairman, Dr. Spincer Koh, Founder and Chief Executive Officer of Gorilla, Tomoyuki Nii, Executive Officer of SBI Investment Co., Ltd, Yoichiro Pina Hirano, Founder and Chief Executive Officer of Asteria Corporation (Japan), the Honorable Ruth Kelly and Gregg Walker.

About Gorilla Technology Group Inc.

Gorilla, headquartered in Taipei, Taiwan, is a global leader in security intelligence, network intelligence, business intelligence and IoT technology. Gorilla develops a wide range of solutions including Smart Cities, Smart Retail, Enterprise Security, and Smart Media. In addition, Gorilla provides a complete Security Convergence Platform to government institutions, Telecom companies and private enterprises with network surveillance and cyber security.

Gorilla places an emphasis on offering leading technology, expert service, and precise delivery, and ensuring top-of-the-line, intelligent and strong Edge AI solutions that enable clients to improve operational performance and efficiency. With continuous core technology development, Gorilla will deliver Edge AI solutions to managed service providers, distributors, system integrators, and hardware manufacturers.

About Global SPAC Partners Co.

Global is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses globally. Global is led by Chairman, Jay Chandan, Chief Executive Officer, Bryant B Edwards, Chief Operating Officer & President, Stephen N. Cannon, and Chief Financial Officer, Long Long.

Global’ units, subunits and warrants are currently trading on the Nasdaq Capital Market (“Nasdaq”) under the symbols “GLSPU,” “GLSPT,” and “GLSPW,” respectively. Each “GLSPU” unit consists of one subunit and ½ warrant and holders of the units may elect to separately trade Global’s subunits and warrants included in the units under the symbols “GLSPT” and “GLSPW,” respectively. Those units not separated continue to trade on Nasdaq under the symbol “GLSPU.” Each “GLSPT” subunit consists of one Class A ordinary share and ¼ warrant. The subunits will not separate into Class A ordinary shares and warrants unless and until Global consummates an initial business combination. If a holder of the subunit elects to redeem the Class A ordinary shares underlying the subunit for cash in trust account upon the Extension or the consummation of the Transactions, the ¼ warrant underlying the subunit will be forfeited automatically.

Important Information and Where to Find It

This press release relates to the Transactions and does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Transactions described herein, Gorilla has filed relevant materials with the SEC, including a registration statement on Form F-4, which includes a preliminary proxy statement of Global, and a prospectus of Gorilla in connection with the proposed Transactions. The definitive proxy statement and other relevant documents will be mailed to Global security holders as of the close of business on March 14, 2022, the record date established by Global for voting on the Business Combination Agreement and the Transactions. Investors and security holders of Global and other interested persons are advised to read the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Global’s solicitation of proxies for the special meeting of Global shareholders to be held to approve the Business Combination Agreement and the Transactions because these documents will contain important information about Global, Gorilla, the Business Combination Agreement and the Transactions. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Transactions (when they become available), and any other documents filed by Global with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Global at: 2093 Philadelphia Pike #1968, Claymont, DE 19703.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of Global and Gorilla and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Global’s and Gorilla’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Global’s and Gorilla’s expectations with respect to future performance and anticipated financial impacts of the Transactions and PIPE, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Global or Gorilla and are difficult to predict. Factors that may cause such differences include but are not limited to: (i) the inability of the parties to successfully or timely consummate the Transactions and PIPE, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the Transactions and PIPE, if not obtained; (ii) the failure to realize the anticipated benefits of the Transactions and PIPE; (iii) matters discovered by the parties as they complete their respective due diligence investigation of the other parties; (iv) the ability of Global prior to the Transactions, and the Company following the Transactions, to maintain the listing of the Company’s shares on Nasdaq; (v) costs related to the Transactions; (vi) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Transactions; (vii) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Business Combination Agreement by the shareholders of Global and the satisfaction of the minimum cash requirements of the Business Combination Agreement following any redemptions by Global’s public shareholders; (viii) the risk that the Transactions may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; (ix) the outcome of any legal proceedings that may be instituted against Global or Gorilla related to the Transactions; (x) the attraction and retention of qualified directors, officers, employees and key personnel of Global and Gorilla prior to the Transactions, and the Company following the Transactions; (xi) the ability of the Company to compete effectively in a highly competitive market; (xii) the ability to protect and enhance Gorilla’s corporate reputation and brand; (xiii) the impact from future regulatory, judicial, and legislative changes in Gorilla’s or the Company’s industry; (xiv) the uncertain effects of the COVID-19 pandemic and geopolitical developments; (xv) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; (xvi) future financial performance of the Company following the Transactions, including the ability of future revenues to meet projected annual bookings; (xvii) the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; (xviii) the ability of the Company to generate sufficient revenue from each of its revenue streams; (xix) the ability of the Company’s patents and patent applications to protect the Company’s core technologies from competitors; (xx) the Company’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements; (xxi) product sales and/or services; (xxii) the Company’s ability to execute its business plans and strategy, including potential expansion into new geographic regions; and (xxiii) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Global or Gorilla. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Global and Gorilla undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Participants in the Solicitation

Gorilla, Global and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Global securities in respect of the proposed Transactions. Information about Global’s directors and executive officers and their ownership of Global’s securities is set forth in Global’s filings with the SEC. Additional information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

Gorilla Technology Group Inc.

Stardi Yen
+886 2 7720 7889
Investor-relations@gorilla-technology.com

Global SPAC Partners Co.

Peter Wright, Intro-Act
(617) 454-1088
GlobalSPAC@intro-act.com

Advantage Proxy, Inc.

Karen Smith
(877) 870-8565 (toll-free)
(206) 870-8565 (standard rates apply)
Ksmith@advantageproxy.com

4